EXHIBIT 23.2


                            [LETTERHEAD OF JONES DAY]

                                January 30, 2004

         We hereby consent to the reference to our firm under the caption "Legal Opinion" in Post-Effective Amendment No. 10 to the Registration Statement of the Nasdaq-100 Trust (SM), Series 1.

                                  /s/ JONES DAY